UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 9/16/2016

CDI Corp.
(Exact name of registrant as specified in its charter)

Commission file number: 001-05519

Pennsylvania (State of incorporation)	23-2394430 (I.R.S. Employer Identification Number)

1735 Market Street, Suite 200, Philadelphia, PA 19103-7501 (Address of principal executive offices, including zip code)

(215) 569-2200 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On September 16, 2016, CDI Corp. (the "Company"), through its subsidiary CDI Corporation, completed the sale of CDI AndersElite Limited ("Anders"), the Company's UK-based staffing and recruitment business, to AndersElite Holdings Ltd. ("Holdings"), an entity controlled by certain members of Anders' management (collectively, the "Buyer"), pursuant to an Agreement for the Sale and Purchase of CDI AndersElite Limited (the “Agreement”). Pursuant to the Agreement, consideration received by the Company included £4.50 million (or approximately $5.9 million) cash (the “Closing Date Consideration”), £1.75 million (or approximately $2.3 million) subordinated debt in Holdings and warrants representing 19.99% of the fully diluted equity in Holdings. Additionally, Holdings repaid £0.7 million (or approximately $0.9 million) to extinguish Anders' existing secured lending facility.
The foregoing description of the Agreement is a summary and is qualified in its entirety by reference to the full text of the Agreement. A copy of the Agreement is attached hereto as Exhibit 1.1 of this Current Report on Form 8-K and incorporated hereto by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.
The information in Item 1.01 above is incorporated herein by reference in its entirety.
Exhibit 99.2 of this Current Report on Form 8-K contains the Company's unaudited pro forma consolidated financial information giving pro forma effect to the disposition of Anders in the unaudited pro forma consolidated balance sheet as of June 30, 2016 as if the disposition had occurred on June 30, 2016, and unaudited pro forma consolidated statements of operations for the six-month period ended June 30, 2016 and for the year ended December 31, 2015 as if the disposition had occurred on January 1, 2015. This pro forma consolidated financial information is unaudited and subject to adjustment in future public filings by the Company.

Item 8.01    Other Events.
On September 19, 2016 the Company issued a press release announcing the transaction described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 of this Current Report on Form 8-K and incorporated hereto by reference.

Item 9.01    Financial Statements and Exhibits.
(b)    Pro Forma Financial Information

An unaudited pro forma consolidated balance sheet for the Company as of June 30, 2016, and unaudited pro forma consolidated statements of operations for the six-month period ended June 30, 2016 and for the year ended December 31, 2015 is attached hereto as Exhibit 99.2 of this Current Report on Form 8-K and incorporated hereto by reference.

(d)    Exhibits

Exhibit No.	Description
1.1	Agreement for the Sale and Purchase of CDI AndersElite Limited, dated September 16, 2016, by and between CDI Corporation and AndersElite Holdings Ltd.
99.1	Press Release issued by the Company on September 19, 2016
99.2
Unaudited pro forma consolidated balance sheet as of June 30, 2016 and unaudited pro forma consolidated statement of operations for the six months ended June 30, 2016 and for the year ended December 31, 2015 of CDI Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDI CORP.
(Registrant)

By: /s/ Michael S. Castleman
Michael S. Castleman
President, Interim Chief Executive Officer and
Chief Financial Officer

Date: September 22, 2016

EXHIBIT INDEX

Exhibit No.	Description
1.1	Agreement for the Sale and Purchase of CDI AndersElite Limited, dated September 16, 2016, by and between CDI Corporation and AndersElite Holdings Ltd.
99.1	Press Release issued by the Company on September 19, 2016
99.2
Unaudited pro forma consolidated balance sheet as of June 30, 2016 and unaudited pro forma consolidated statement of operations for the six months ended June 30, 2016 and for the year ended December 31, 2015 of CDI Corp.